                                                     Contact: Darrell W. Crate
                                               Affiliated Managers Group, Inc.
                                                                (617) 747-3300

                            AMG REPORTS FINANCIAL AND
                    OPERATING RESULTS FOR FIRST QUARTER 2002

               COMPANY REPORTS CASH EPS FOR FIRST QUARTER OF $1.08

BOSTON, MA, APRIL 24, 2002 - Affiliated Managers Group, Inc. (NYSE: AMG) today reported its financial and operating results for the quarter ended March 31, 2002.

Cash earnings per share ("Cash EPS") for the first quarter of 2002 were $1.08. (Cash EPS is the Company's reported EPS figure plus the non-cash charges on a per share basis for depreciation and amortization and deferred taxes related to intangible assets which arise from the use of the purchase method of accounting. The Company considers Cash EPS to be the most meaningful measure of its financial performance.) Diluted earnings per share for the first quarter of 2002 were $0.63, and net income for the first quarter was $14.5 million. Cash Net Income (net income plus the non-cash charges for depreciation and amortization and deferred taxes related to intangible assets) was $24.7 million. These operating results reflect changes in the accounting for intangible assets as a result of the implementation of Financial Accounting Standard No. 142 in the first quarter of 2002, and therefore are not directly comparable to operating results for the first quarter of 2001. For the first quarter of 2002, revenue was $119.3 million, compared to $100.5 million for the first quarter of 2001. EBITDA for the first quarter of 2002 was $35.4 million, compared to $31.3 million for the same period of 2001.

The aggregate net client cash flows from directly managed assets for the first quarter were approximately $225 million, while outflows of overlay assets were approximately $444 million. These aggregate net client cash flows for the quarter resulted in a net increase of approximately $2.0 million to AMG's annualized EBITDA. The aggregate assets under management of AMG's affiliated investment management firms at March 31, 2002 were $81.4 billion.


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

Affiliated Managers Group, Inc. Reports Financial and Operating Results for First Quarter 2002
April 24, 2002
Page 2 of 6

"We are pleased with our Affiliates' results, particularly in the face of continued volatility in the equity markets," stated William J. Nutt, Chairman and Chief Executive Officer. "The breadth and diversity among our Affiliates' approximately 150 investment products has provided stability to AMG's earnings and, with our EBITDA generated almost evenly in the high net worth, mutual fund and institutional distribution channels, we are well positioned for continued growth. In addition, AMG continues to benefit from our balanced exposure to value and growth equity investment styles."

"Especially notable were the results of the small- and mid-cap products of our value-oriented Affiliates, such as Tweedy, Browne, Systematic and Skyline, who had strong performance and solid cash flows for the quarter," stated Sean M. Healey, President and Chief Operating Officer. "Our Affiliate Development team continues to identify opportunities for Affiliates to expand their product offerings and broaden their distribution. In addition to the successful launch of our multi-Affiliate diversified portfolios, we are working with a number of Affiliates on new collective distribution initiatives. Finally, we are pleased with our progress toward executing investments in additional growing, high quality mid-sized investment management firms."

AMG is an asset management company with equity investments in a diverse group of mid-sized investment management firms. AMG's strategy is to generate growth through the internal growth of its existing Affiliates, as well as through investments in new Affiliates. AMG's innovative transaction structure allows individual members of each Affiliate's management team to retain or receive significant direct equity ownership in their firm while maintaining operating autonomy. In addition, AMG provides centralized assistance to its Affiliates in strategic matters, marketing, distribution, product development and operations.

-------------------------------------------------------------------------------
CERTAIN MATTERS DISCUSSED IN THIS PRESS RELEASE MAY CONSTITUTE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE FEDERAL SECURITIES LAWS. ACTUAL RESULTS AND THE TIMING OF CERTAIN EVENTS COULD DIFFER MATERIALLY FROM THOSE PROJECTED IN OR CONTEMPLATED BY THE FORWARD-LOOKING STATEMENTS DUE TO A NUMBER OF FACTORS, INCLUDING CHANGES IN THE SECURITIES OR FINANCIAL MARKETS OR IN GENERAL ECONOMIC CONDITIONS, THE AVAILABILITY OF EQUITY AND DEBT FINANCING, COMPETITION FOR ACQUISITIONS OF INTERESTS IN INVESTMENT MANAGEMENT FIRMS, THE INVESTMENT PERFORMANCE OF OUR AFFILIATES AND THEIR ABILITY TO EFFECTIVELY MARKET THEIR INVESTMENT STRATEGIES, AND OTHER RISKS DETAILED FROM TIME TO TIME IN AMG'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. REFERENCE IS HEREBY MADE TO THE "CAUTIONARY STATEMENTS" SET FORTH IN THE COMPANY'S FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2001.

                             FINANCIAL TABLES FOLLOW

A TELECONFERENCE WILL BE HELD WITH AMG'S MANAGEMENT AT 11:00 A.M. EASTERN TIME TODAY. PARTIES INTERESTED IN LISTENING TO THE TELECONFERENCE SHOULD DIAL 1-800-482-5547 (DOMESTIC CALLS) OR 1-303-267-1001 (INTERNATIONAL CALLS) STARTING AT 10:45 A.M. EASTERN TIME. THOSE WISHING TO LISTEN TO THE TELECONFERENCE SHOULD DIAL THE APPROPRIATE NUMBER AT LEAST TEN MINUTES BEFORE THE CALL BEGINS. THE TELECONFERENCE WILL BE AVAILABLE FOR REPLAY FROM APPROXIMATELY ONE HOUR AFTER THE CONCLUSION OF THE CALL UNTIL 5:00 P.M. EASTERN TIME ON WEDNESDAY, MAY 1, 2002. TO ACCESS THE REPLAY, PLEASE DIAL 1-800-696-1588 (DOMESTIC CALLS) OR 1-303-804-1727 (INTERNATIONAL CALLS), PASS CODE 1716183. THE LIVE CALL AND THE REPLAY (THROUGH MAY 1, 2002) MAY ALSO BE ACCESSED VIA THE WEB AT WWW.AMG.COM.

                                       ###

            FOR MORE INFORMATION ON AFFILIATED MANAGERS GROUP, INC.,
                   PLEASE VISIT AMG'S WEB SITE AT WWW.AMG.COM.

Affiliated Managers Group, Inc. Reports Financial and Operating Results for First Quarter 2002
April 24, 2002
Page 3 of 6

AFFILIATED MANAGERS GROUP, INC.
FINANCIAL HIGHLIGHTS
(dollars in thousands, except per share data)


                                              Three Months           Three Months
                                                  Ended                  Ended
                                                 3/31/01                3/31/02
                                            ------------------     ------------------
Revenue                                     $        100,475       $        119,335

EBITDA (A)                                  $         31,304       $         35,398

Net Income                                  $         11,930       $         14,508

Cash Net Income (B)                         $         20,190       $         24,687


Average shares outstanding - diluted              22,567,819             22,963,309

Earnings per share - diluted                $           0.53       $           0.63

Cash earnings per share - diluted (C)       $           0.89       $           1.08




                                              December 31,             March 31,
                                                  2001                   2002
                                            ------------------     ------------------
Cash and cash equivalents                   $         73,427       $        110,433

Senior debt                                 $        452,894       $        483,174

Stockholders' equity                        $        543,340       $        558,363


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

Affiliated Managers Group, Inc. Reports Financial and Operating Results for First Quarter 2002
April 24, 2002
Page 4 of 6

AFFILIATED MANAGERS GROUP, INC.
FINANCIAL HIGHLIGHTS
(dollars in thousands, except as indicated)


                                                                 Three Months
                                                                     Ended
                                                                    3/31/02
                                                              -----------------
Assets under management (at period end, in millions):         $         81,350

Revenue:                                                      $        119,335

Owners' Allocation (D):                                       $         60,764

EBITDA Contribution (E):                                      $         41,398

RECONCILIATION OF EBITDA CONTRIBUTION TO EBITDA:
  Total EBITDA Contribution (as above)                        $         41,398
  Less, holding company expenses                                        (6,000)
                                                              -----------------
  EBITDA                                                      $         35,398
                                                              =================


Notes:

(A) EBITDA represents earnings before interest expense, income taxes, depreciation and amortization.

(B) Cash Net Income represents net income plus depreciation, amortization and deferred taxes. In periods prior to 2002, Cash Net Income represents net income plus depreciation and amortization.

(C) Cash earnings per share represents Cash Net Income divided by average shares outstanding.

(D) Owners' Allocation represents the portion of an Affiliate's revenue which is allocated to the owners of that Affiliate, including AMG, generally in proportion to their ownership interest, pursuant to the revenue sharing agreement with such Affiliate.

(E) EBITDA Contribution represents the portion of an Affiliate's revenue that is allocated to AMG after amounts retained by the Affiliate for compensation and day-to-day operating and overhead expenses, but before the interest, income taxes, depreciation and amortization expenses of the Affiliate.


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

Affiliated Managers Group, Inc. Reports Financial and Operating Results for First Quarter 2002
April 24, 2002
Page 5 of 6

AFFILIATED MANAGERS GROUP, INC.
CONSOLIDATED STATEMENTS OF INCOME
(dollars in thousands, except share data)


                                                       Quarter Ended March 31,
                                                     2001                   2002
                                              ------------------     ------------------
Revenue                                       $        100,475       $        119,335

Operating expenses:
     Compensation and related expenses                  34,208                 41,442
     Amortization of intangible assets                   6,902                  3,332
     Depreciation and other amortization                 1,358                  1,350
     Selling, general and administrative                18,080                 19,607
     Other operating expenses                            2,615                  3,866
                                              ------------------     ------------------
                                                        63,163                 69,597
                                              ------------------     ------------------
Operating income                                        37,312                 49,738
                                              ------------------     ------------------

Non-operating (income) and expenses:
     Investment and other income                          (524)                  (600)
     Interest expense                                    3,161                  6,536
                                              ------------------     ------------------
                                                         2,637                  5,936
                                              ------------------     ------------------

Income before minority interest and taxes               34,675                 43,802
Minority interest                                      (14,792)               (19,622)
                                              ------------------     ------------------

Income before income taxes                              19,883                 24,180

Income taxes                                             7,953                  9,672
                                              ------------------     ------------------
Net income                                    $         11,930       $         14,508
                                              ==================     ==================


Average shares outstanding - basic                  22,063,166             22,224,931
Average shares outstanding - diluted                22,567,819             22,963,309

Earnings per share - basic                    $           0.54       $           0.65
Earnings per share - diluted                  $           0.53       $           0.63


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

Affiliated Managers Group, Inc. Reports Financial and Operating Results for First Quarter 2002
April 24, 2002
Page 6 of 6

AFFILIATED MANAGERS GROUP, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands)


                                                       December 31,             March 31,
                                                           2001                   2002
                                                    -------------------    -------------------
ASSETS
Current assets:
     Cash and cash equivalents                      $         73,427       $        110,433
     Investment advisory fees receivable                      57,148                 59,164
     Other current assets                                      9,464                 10,314
                                                    -------------------    -------------------
         Total current assets                                140,039                179,911

Fixed assets, net                                             17,802                 17,724
Equity investment in Affiliate                                 1,732                  1,846
Acquired client relationships, net                           319,645                318,039
Goodwill, net                                                655,311                660,727
Other assets                                                  25,792                 24,480
                                                    -------------------    -------------------
         Total assets                               $      1,160,321       $      1,202,727
                                                    ===================    ===================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
     Accounts payable and accrued liabilities       $         67,136       $         59,676
     Zero coupon convertible debt                            227,894                   -
     Senior bank debt                                         25,000                 25,000
                                                    -------------------    -------------------
         Total current liabilities                           320,030                 84,676

Mandatory convertible debt                                   200,000                230,000
Zero coupon convertible debt                                     -                  228,174
Deferred taxes                                                38,081                 43,578
Other long-term liabilities                                   23,795                 29,385
                                                    -------------------    -------------------
         Total liabilities                                   581,906                615,813

Minority interest                                             35,075                 28,551

Stockholders' equity:
     Common stock                                                235                    235
     Additional paid-in capital                              405,087                404,323
     Accumulated other comprehensive income                     (846)                  (704)
     Retained earnings                                       190,502                205,010
                                                    -------------------    -------------------
                                                             594,978                608,864
     Less treasury shares                                    (51,638)               (50,501)
         Total stockholders' equity                          543,340                558,363
                                                    -------------------    -------------------
         Total liabilities and
         stockholders' equity                       $      1,160,321       $      1,202,727
                                                    ===================    ===================
